SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 21, 2003

Commission File Number 000-18546

BRIDGE BANCORP, INC.

(Exact name of the registrant as specified in its charter)

New York	11-2934195
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

2200 Montauk Highway Bridgehampton, New York	11932
(Address of principal executive offices)	(Zip Code)

(631) 537-1000

(Registrant’s telephone number)

Item 5. Other Events

On May 21, 2003, Bridge Bancorp, Inc. announced that the Board of Directors of Bridge Bancorp, Inc. had appointed Marcia Z. Hefter, Esq., to the position of Vice Chairperson of Bridge Bancorp, Inc. and its banking subsidiary, The Bridgehampton National Bank.

Item 7. Financial Statements and Exhibits

      (a) Exhibits

    1.        Press Release — Bridge Bancorp, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRIDGE BANCORP, INC.

By:	/s/ Thomas J.Tobin
Thomas J. Tobin President and Chief Executive Officer

Date:    May 21, 2003

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated May 21, 2003.